Deutsche Bank AG
                                                                Commodities


     CHAPARRAL RESOURCES INC
     16945 NORTHCHASE DRIVE
     SUITE 1440
     HOUSTON
     TEXAS 77060


     ATTN: MICHAEL B. YOUNG

          TRADE CONFIRMATION - 2022  CHAP

A. This Confirmation (the "Confirmation") evidences a complete and binding agreement between you and us as to the terms of the transaction to which this Confirmation relates.
B. The Confirmation incorporates by reference all of the definitions, terms, and conditions of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), (as may be amended, modified or supplemented from time to time, (the "Agreement"); provided, however, in the event of an inconsistency or conflict between the Confirmation and the ISDA Form, the Confirmation shall prevail over the ISDA Form.
C. The Confirmation, supplements, forms a part of, and is subject to, as if we had executed the agreement on the Trade Date, with the Schedule thereto (i) specifying that (a) the governing law is English law, without reference to choice of law doctrine and (b) the Termination Currency is U.S. Dollars and (ii) incorporating the addition to the definition of "Indemnifiable Tax" contained in page 48 of the ISDA User's Guide to the 1992 ISDA Master Agreements with the modifications contained herein.

We confirm details of our trade with you as below:

TRADE DATE:              February 11, 2000

BUYER:                   CHAPARRAL RESOURCES, INC

SELLER:                  DEUTSCHE BANK AG, NEW YORK
                         BRANCH ( "DBNY")

COMMODITY:               Brent Crude - IPE

OPTION TYPE:             Asian Put

STRIKE PRICE:            Refer to table below

PREMIUM:                 USD 4,000,000.00



CALCULATION PERIOD(S) AND OPTION QUANTITIES


CALCULATION    OPTION
PERIOD         QUANTITY    STRIKE PRICE   CALCULATION               CALCULATION
NO.            BARRELS     (USD)          START DATE                END DATE

1              62,750      22.35          October 2nd, 2000         October
31st, 2000
2              62,750      22.05          November 1st, 2000        November
30th, 2000
3              62,750      21.65          December 1st, 2000        December
29th, 2000
4              62,750      21.15          January 2nd, 2001         January
31st, 2001
5              62,750      20.85          February 1st, 2001        February
28th, 2001
6              62,750      20.45          March 1st, 2001           March 30th,
2001
7              62,750      20.05          April 2nd, 2001           April 30th,
2001
8              62,750      19.65          May 1st, 2001             May 31st,
2001
9              62,750      19.45          June 1st, 2001            June 29th,
2001
10             62,750      19.25          July 2nd, 2001            July 31st,
2001
11             62,750      19.05          August 1st, 2001          August 31st,
2001
12             62,750      18.85          September 3rd, 2001       September
28th, 2001
13             62,750      18.75          October 1st, 2001         October
31st, 2001
14             62,750      18.55          November 1st, 2001        November
30th, 2001
15             62,750      18.45          December 3rd, 2001        December
31st, 2001
16             51,750      18.25          January 1st, 2002         January
31st, 2002
17             51,750      18.15          February 1st, 2002        February
28th, 2002
18             51,750      17.95          March 1st, 2002           March 29th,
2002
19             51,750      17.85          April 1st, 2002           April 30th,
2002
20             51,750      17.75          May 1st, 2002             May 31st,
2002
21             51,750      17.65          June 3rd, 2002            June 28th,
2002
22             51,750      17.55          July 1st, 2002            July 31st,
2002
23             51,750      17.55          August 1st, 2002          August 30th,
2002
24             51,750      17.45          September 2nd, 2002       September
30th, 2002
25             51,750      17.45          October 1st, 2002         October
31st, 2002
26             51,750      17.35          November 1st, 2002        November
29th, 2002
27             51,750      17.25          December 2nd, 2002        December
31st, 2002


REFERENCE PRICE:    The unweighted arithmetic average of the Component
                    Prices as traded on the International Petroleum
                    Exchange ("IPE"), during the relevant Calculation
                    Period and, as used herein;

                    (1) "Component Price" shall mean for any IPE Business Day, the official IPE settlement price per barrel , quoted for such day by the IPE, of the Reference Contract and;

                    (2) "Reference Contract" shall mean, for any IPE Business Day, the first nearby IPE futures contract for the specified commodity which expires on or after such date , except that on the last trading day of the then first nearby futures contract the price of the second nearby futures contract shall be used instead and;

                    (3) "IPE" Business Day" shall mean, any day on which the IPE would normally be open for business.



CASH SETTLEMENT
AMOUNT(S):          In respect of each Calculation Period:

                    (Strike Price - Reference Price) X Option Quantity

                    If positive, the Seller shall make settlement to the Buyer as instructed.

                    If negative, no settlement shall be due.

CASH PAYMENT DATE(S):

CALCULATION
PERIOD                PAYMENT
NO.                   DATE(S)

1                     November 7th, 2000
2                     December 7th, 2000
3                     January 5th, 2001
4                     February 7th, 2001
5                     March 7th, 2001
6                     April 6th, 2001
7                     May 7th, 2001
8                     June 7th, 2001
9                     July 6th, 2001
10                    August 7th, 2001
11                    September 7th, 2001
12                    October 5th, 2001
13                    November 7th, 2001
14                    December 7th, 2001
15                    January 7th, 2002
16                    February 7th, 2002
17                    March 7th, 2002
18                    April 5th, 2002
19                    May 7th, 2002
20                    June 7th, 2002
21                    July 5th, 2002
22                    August 7th, 2002
23                    September 6th, 2002
24                    October 7th, 2002
25                    November 7th, 2002
26                    December 6th, 2002
27                    January 7th, 2003

PARTICULAR
PROVISIONS:

CALCULATION
AGENT: DBNY shall make Reference Price calculations to 3 decimal places, and all cash settlements shall be rounded to the nearest cent.

MARKET
DISRUPTION
EVENT: If either party determines in good faith that there has been a suspension or material limitation in futures trading in the Commodity (a "Market Disruption Event") and that such Market Disruption Event is continuing on any IPE Business Day during the Calculation Period, then no Component Price for such day shall be included in the determination of the Reference Price. If, however, there have been at least five IPE Business Days in the Calculation Period on which a Market Disruption Event has occurred or is continuing, then a Component Price shall be calculated for any subsequent IPE Business Day during the Calculation Period on which a Market Disruption Event has occurred or is continuing, but in such case the Component Price shall be the unweighted arithmetic average of the quotations provided on such day by at least two but not more than five leading dealers in the Commodity for delivery of the Commodity in the month of expiration of the relevant futures contract. The party making such determination shall use all reasonable efforts to give notice to the other party of any Market Disruption Event.


GOVERNING LAW:      This Trade Acknowledgement shall be governed by English
                    Law.

PREMIUM
PAYMENT
DATE:               February 17th, 2000

PAYMENT
CURRENCY:           USD

SETTLEMENT
INSTRUCTIONS:       Settlement, due for our account if any, will be made
                    to:

                    Bankers Trust Company
                    1 BT Plaza
                    130 Liberty Street
                    New York, NY 10006
                    U.S.A.

ACCOUNT OF:         Bankers Trust International PLC

ACCOUNT NUMBER:     04-025-168   ABA #021-001-033

ATTENTION:          Commodities / BT Ref: 2022  CHAP

WE WILL PAY
YOU AT: We shall make any settlement due to you according to your instructions to be forwarded to us as soon as possible under separate cover, by letter or telex. We shall make no such payment without such instructions.

Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a FAX to such effect to the attention of Siri Wood, Commodity Derivative Operations Department, facsimile No. INT'L 011+ 44-171-545-4250 or telex No. 94015555 Printer 57 (please mark Attn.
Commodities Dept). If you have any queries, please call us on our UK TOLL FREE No. 1-800- 564-1471

Please check this confirmation carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified.


We are pleased to have concluded this transaction with you.

Best regards

Agreed,

FOR DEUTSCHE BANK AG - NEW YORK BRANCH

Authorised Signatory               Authorised Signatory

Yours faithfully,
for and on behalf of
DEUTSCHE BANK AG NEW YORK

By: /s/ WILLIAM CHESNA             By: /S/ JOHN MCMULLAN
    -------------------------          ----------------------
Name:  William Chesna              Name:  John McMullan
Title:  Vice President             Title:  Associate



CHAPARRAL RESOURCES INC

Authorised signatory

/s/ Michael B. Young

By _____________________________
Name: Michael B. Young
Title:   Treasurer
Dept: